Exhibit 99.1

SB Financial Group Announces Third Quarter 2021 Results

DEFIANCE, OH, October 28, 2021 -- SB Financial Group, Inc. (NASDAQ: SBFG) (“SB Financial” or the “Company”), a diversified financial services company providing full-service community banking, mortgage banking, wealth management, private client and title insurance services today reported earnings for the third quarter and nine months ended September 30, 2021.

Third quarter 2021 highlights over prior-year third quarter include:

●	Net income of $4.1 million; diluted earnings per share (“EPS”) of $0.58 or a 15.9 percent decrease

●	Adjusted net income, excluding the impact of the Originated Mortgage Servicing Rights (“OMSR”) impairment of $250,000 was $3.9 million, with EPS of $0.56

●	Mortgage origination volume of $152.6 million, reflects a decrease of $47.5 million, or 23.8 percent

Third quarter 2021 highlights over the linked quarter include:

●	Net income up $342,000 with EPS increasing $0.06 or 11.5 percent

●	Loan growth excluding the impact of Paycheck Protection Program (“PPP”) was up $20.6 million or 10 percent annualized

Nine months ended September 30, 2021, highlights over prior-year nine months include:

●	Net income of $14.9 million and diluted EPS of $2.08, compared to $9.6 million, or $1.25 per share or a 66.4 percent increase

●	Adjusted net income, excluding the impact of OMSR activity and merger costs, was $12.7 million, down $227,000 or 1.8 percent with EPS of $1.76, up $0.09 or 5.4 percent

Third quarter 2021 trailing twelve-month highlights include:

●	Loans, excluding the impact of PPP loan balances from both years of $10.2 and $82.1 million, respectively, increased $32.6 million, or 4.1 percent from the prior year

●	Deposits grew by $97.7 million, or 9.6 percent to $1.11 billion at quarter end

●	Mortgage origination volume of $642.3 million; servicing portfolio of $1.34 billion, which is up $48.4 million, or 3.7 percent

Highlights	Three Months Ended			Nine Months Ended
($ in thousands, except per share & ratios)	Sep. 2021	Sep. 2020	% Change	Sep. 2021	Sep. 2020	% Change
Operating revenue	$16,673	$19,677	-15.3%	$52,914	$47,873	10.5%
Interest income	11,033	10,807	2.1%	31,901	32,046	-0.5%
Interest expense	1,009	1,548	-34.8%	3,095	5,367	-42.3%
Net interest income	10,024	9,259	8.3%	28,806	26,679	8.0%
Provision for loan losses	300	1,800	-83.3%	1,050	3,700	-71.6%
Noninterest income	6,649	10,418	-36.2%	24,108	21,194	13.7%
Noninterest expense	11,256	11,335	-0.7%	33,241	32,403	2.6%
Net income	4,103	5,250	-21.8%	14,945	9,586	55.9%
Earnings per diluted share	0.58	0.69	-15.9%	2.08	1.25	66.4%
Return on average assets	1.23%	1.73%	-28.9%	1.51%	1.12%	34.8%
Return on average equity	11.35%	15.01%	-24.4%	13.84%	9.74%	42.1%

Non-GAAP Measures
Adjusted net income	$3,907	$4,992	-21.7%	$12,690	$12,917	-1.8%
Adjusted diluted EPS	0.56	0.65	-13.8%	1.76	1.67	5.4%
Adjusted return on average assets	1.17%	1.64%	-28.7%	1.34%	1.41%	-5.0%
Adjusted pre-tax, pre-provision income	5,169	8,016	-35.5%	17,569	18,444	-4.7%

“The third quarter saw significant PPP forgiveness, which drove our EPS up nearly 12 percent from the linked quarter” said Mark A. Klein, Chairman, President, and CEO of SB Financial. “Loan growth net of PPP was up compared to the prior year quarter and we have now had positive loan growth, excluding PPP, in each of the last two quarters.”

RESULTS OF OPERATIONS

Consolidated Revenue

Total operating revenue, consisting of net interest income and noninterest income, was down 15.3 percent from the third quarter of 2020, but up 6.2 percent from the linked quarter.

●	Net interest income was up from the year-ago quarter by 8.3 percent, and up 9.5 percent from the linked quarter.

●	Net interest margin on a fully taxable equivalent basis (FTE) was down from the year-ago quarter by 20 basis points and flat to the linked quarter, as cash balances continued to be higher than normal, which was offset by higher PPP forgiveness.

●	Noninterest income was down 36 percent from the year ago quarter as mortgage volume and gain on sale yields trended lower. This compares to a two percent increase from the linked quarter.

Mortgage Loan Business

Mortgage loan originations for the third quarter of 2021 were $152.6 million, down $47.5 million, or 23.8 percent, from the year-ago quarter. Total sales of originated loans were $123.1 million, down $43.1 million, or 25.9 percent, from the year-ago quarter. For the first nine months of 2021, SB Financial had total volume of $473.8 million, of which $236.2 million (50 percent) was new purchase/construction lending, $118.5 million was external refinance (25 percent), and the remaining $119.1 million (25 percent) was internal refinance.

Net mortgage banking revenue, consisting of gains on the sale of mortgage loans and net loan servicing fees, was $4.1 million for the third quarter of 2021, compared to $7.9 million for the year-ago quarter. The mortgage servicing valuation adjustment for the third quarter of 2021 was a positive $248,000, compared to a positive adjustment of $326,000 for the third quarter of 2020. For the first nine months of 2021, the recapture of servicing rights was $2.9 million compared to impairment of $3.0 million for the prior year nine months. The aggregate servicing valuation impairment ended the quarter at $2.0 million. The servicing portfolio at September 30, 2021, was $1.34 billion, up $48.4 million, or 3.7 percent, from $1.29 billion at September 30, 2020.

Mr. Klein noted, “This quarter had relatively strong mortgage origination of $153 million, which while down 24 percent from the prior year, was down just seven percent from the linked quarter. We continue to be positive about our mortgage pipeline as construction and private client activity remain strong. We now have a total of 24 Mortgage Originators that represents an increase of four from the prior year which includes the addition of two originators in our Ft. Wayne growth market.”

Mortgage Banking
($ in thousands)	Sep. 2021	Jun. 2021	Mar. 2021	Dec. 2020	Sep. 2020
Mortgage originations	$152,623	$164,883	$155,836	$168,997	$200,158
Mortgage sales	123,083	119,064	136,708	143,151	166,201
Mortgage servicing portfolio	1,341,439	1,323,804	1,304,097	1,299,698	1,293,037
Mortgage servicing rights	11,194	10,678	10,490	7,759	8,535

Mortgage servicing revenue
Loan servicing fees	850	830	859	857	813
OMSR amortization	(943)	(948)	(1,187)	(1,283)	(1,308)
Net administrative fees	(93)	(118)	(328)	(426)	(495)
OMSR valuation adjustment	248	(99)	2,706	(611)	326
Net loan servicing fees	155	(217)	2,378	(1,037)	(169)
Gain on sale of mortgages	3,947	4,255	5,859	7,197	8,085
Mortgage banking revenue, net	$4,102	$4,038	$8,237	$6,160	$7,916

Noninterest Income and Noninterest Expense

SB Financial’s noninterest income for the quarter was down 36 percent from the prior year but up compared to the linked quarter by approximately two percent. The gain on sale mortgage loan yields were down 165 basis points from the prior year with the total dollars of sales down $43.1 million. Wealth management revenue was up over 14 percent from the prior year due to higher retention levels and growth in the equity sector. SB Financial’s Title Agency provided revenue in the quarter of $508,000.

For the third quarter of 2021, noninterest expense of $11.3 million was flat to the prior year and up slightly to the linked quarter. For the first nine months, noninterest expense of $33.2 million was up $838,000 or 2.6 percent compared to the prior year first nine months. Operating leverage for the nine months of 2021 compared to the prior year was positive with revenue growth of 10.5 percent exceeding expense growth of 2.6 percent by 4.1 times.

Noninterest Income / Noninterest Expense
($ in thousands, except ratios)	Sep. 2021	Jun. 2021	Mar. 2021	Dec. 2020	Sep. 2020
Noninterest Income (NII)	$6,649	$6,537	$10,922	$8,902	$10,418
NII / Total Revenue	39.9%	41.7%	53.2%	49.0%	52.9%
NII / Average Assets	2.0%	2.0%	3.4%	2.9%	3.4%
Total Revenue Growth	-15.3%	-10.3%	91.9%	24.7%	36.4%

Noninterest Expense (NIE)	$11,256	$11,076	$10,909	$10,684	$11,335
Efficiency Ratio	67.4%	70.5%	53.0%	58.8%	57.5%
NIE / Average Assets	3.4%	3.3%	3.4%	3.5%	3.7%
Net Noninterest Expense/Avg. Assets	-1.4%	-1.4%	0.0%	-0.6%	-0.3%
Total Expense Growth	-0.7%	-5.0%	16.0%	5.0%	19.3%
Operating Leverage	-21.5	-2.1	5.7	4.9	1.9

Balance Sheet

Total assets as of September 30, 2021, were $1.33 billion, up $111.5 million, or 9.2 percent, from the year ago quarter due to higher liquidity levels and PPP activity. Total shareholders’ equity as of September 30, 2021, was $144.3 million, up 2.1 percent from a year ago, and comprised 10.9 percent of total assets.

Total loans held for investment were $846.5 million at September 30, 2021, down $39.3 million, or 4.4 percent, from September 30, 2020. Excluding PPP activity from both years, loan balances were up $32.6 million, or 4.1 percent.

The investment portfolio of $254.1 million, including shares in the Federal Reserve Bank and Federal Home Loan Bank, represented 19.1 percent of assets at September 30, 2021, and was up 87.4 percent from the year-ago period. Deposit balances of $1.11 billion at September 30, 2021, increased by $97.6 million, or 9.6 percent, since September 30, 2020. Growth from the prior year included $58.7 million in checking and $38.9 million in savings and time deposit balances.

Mr. Klein continued, “Our lending teams were very busy in the quarter as we had solid loan growth for the second consecutive quarter and we assisted a number of clients in submitting PPP forgiveness applications. We also had two non-performing credits that paid off in the quarter, resulting in lower NPA balances and recapture of prior non-accrual interest. Our coverage of non-performing loans is now above 350 percent and we continue to have no loans on COVID deferral.”

Loan Balances						Annual
($ in thousands, except ratios)	Sep. 2021	Jun. 2021	Mar. 2021	Dec. 2020	Sep. 2020	Growth
Commercial	$138,085	$149,998	$179,157	$203,256	$216,667	$(78,582)
% of Total	16.3%	17.6%	21.1%	23.3%	24.5%	-36.3%
Commercial RE	387,858	389,287	385,403	370,984	371,947	15,911
% of Total	45.8%	45.8%	45.4%	42.5%	42.0%	4.3%
Agriculture	57,374	50,895	48,405	55,251	57,420	(46)
% of Total	6.8%	6.0%	5.7%	6.3%	6.5%	-0.1%
Residential RE	207,571	203,294	176,998	182,076	178,393	29,178
% of Total	24.5%	23.9%	20.9%	20.9%	20.1%	16.4%
Consumer & Other	55,660	57,039	58,213	61,156	61,423	(5,763)
% of Total	6.6%	6.7%	6.9%	7.0%	6.9%	-9.4%
Total Loans	$846,548	$850,513	$848,176	$872,723	$885,850	$(39,302)
Total Growth Percentage						-4.4%

Deposit Balances						Annual
($ in thousands, except ratios)	Sep. 2021	Jun. 2021	Mar. 2021	Dec. 2020	Sep. 2020	Growth
Non-Int DDA	$258,857	$240,572	$273,026	$251,649	$225,003	$33,854
% of Total	23.3%	22.0%	24.4%	24.0%	22.2%	15.0%
Interest DDA	189,130	187,023	191,593	176,785	164,248	24,882
% of Total	17.0%	17.1%	17.1%	16.9%	16.2%	15.1%
Savings	246,414	235,231	218,260	174,864	169,474	76,940
% of Total	22.2%	21.6%	19.5%	16.7%	16.7%	45.4%
Money Market	258,741	255,512	249,088	216,164	204,862	53,879
% of Total	23.3%	23.4%	22.2%	20.6%	20.2%	26.3%
Time Deposits	158,518	172,696	188,229	229,549	250,428	(91,910)
% of Total	14.3%	15.8%	16.8%	21.9%	24.7%	-36.7%
Total Deposits	$1,111,660	$1,091,034	$1,120,196	$1,049,011	$1,014,015	$97,645
Total Growth Percentage						9.6%

Asset Quality

SB Financial reported nonperforming assets of $5.6 million as of September 30, 2021, down $1.7 million or 23.1 percent from the year-ago quarter. The Company took $206,000 in net recoveries in the quarter. The coverage of problem loans by the loan loss allowance was at 351 percent at September 30, 2021, up from 164 percent at September 30, 2020.

Nonperforming Assets ($ in thousands, except ratios)	Sep. 2021	Jun. 2021	Mar. 2021	Dec. 2020	Sep. 2020	Annual Change
Commercial & Agriculture	$144	$375	$615	$902	$1,140	$(996)
% of Total Com./Ag. loans	0.07%	0.19%	0.27%	0.35%	0.42%	-87.4%
Commercial RE	566	1,026	2,402	2,412	2,475	(1,909)
% of Total CRE loans	0.15%	0.26%	0.62%	0.65%	0.67%	-77.1%
Residential RE	2,056	1,751	2,138	2,704	2,481	(425)
% of Total Res. RE loans	0.99%	0.86%	1.21%	1.49%	1.39%	-17.1%
Consumer & Other	422	463	480	408	313	109
% of Total Con./Oth. loans	0.76%	0.81%	0.82%	0.67%	0.51%	34.8%
Total Nonaccruing Loans	3,188	3,615	5,635	6,426	6,409	(3,221)
% of Total loans	0.38%	0.43%	0.66%	0.74%	0.72%	-50.3%
Accruing Restructured Loans	805	758	794	810	789	16
Total Change (%)						2.0%
Total Nonaccruing & Restructured Loans	3,993	4,373	6,429	7,236	7,198	(3,205)
% of Total loans	0.47%	0.51%	0.76%	0.83%	0.81%	-44.5%
Foreclosed Assets	1,601	1,603	43	23	76	1,525
Total Change (%)						2006.6%
Total Nonperforming Assets	$5,594	$5,976	$6,472	$7,259	$7,274	$(1,680)
% of Total assets	0.42%	0.46%	0.49%	0.58%	0.60%	-23.1%

Webcast and Conference Call

The Company will hold a related conference call and webcast on October 29, 2021, at 11:00 a.m. EDT. Interested parties may access the conference call by dialing 1-888-338-9469. The webcast can be accessed at ir.yourstatebank.com. An audio replay of the call will be available on the Company’s website.

About SB Financial Group

Headquartered in Defiance, Ohio, SB Financial is a diversified financial services holding company for the State Bank & Trust Company (State Bank) and SBFG Title, LLC dba Peak Title (Peak Title). State Bank provides a full range of financial services for consumers and small businesses, including wealth management, private client services, mortgage banking and commercial and agricultural lending, operating through a total of 23 offices; 22 in nine Ohio counties and one in Fort Wayne, Indiana, and 24 full-service ATMs. State Bank has five loan production offices located throughout the Tri-State region of Ohio, Indiana and Michigan. Peak Title provides title insurance and opinions throughout the Tri-State region. SB Financial’s common stock is listed on the NASDAQ Capital Market under the symbol “SBFG”.

In May 2021, SB Financial was named to the Keefe, Bruyette & Woods, Inc. “Bank Honor Roll” of superior performers as revealed in EPS increases for 10 consecutive years. The honor roll review determined that just 16 banks, including SB Financial, or 4% of the nearly 400 banks screened, qualified for inclusion.

Forward-Looking Statements

Certain statements within this document, which are not statements of historical fact, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties and actual results may differ materially from those predicted by the forward-looking statements. These risks and uncertainties include, but are not limited to, the duration and scope of the COVID-19 outbreak in the United States and the market areas in which SB Financial and its subsidiaries operate, including the impact to the state and local economies of prolonged shelter in place orders and the pandemic generally, risks and uncertainties inherent in the national and regional banking industry, changes in economic conditions in the market areas in which SB Financial and its subsidiaries operate, changes in policies by regulatory agencies, changes in accounting standards and policies, changes in tax laws, fluctuations in interest rates, demand for loans in the market areas in SB Financial and its subsidiaries operate, increases in FDIC insurance premiums, changes in the competitive environment, losses of significant customers, geopolitical events, the loss of key personnel and other risks identified in SB Financial’s Annual Report on Form 10-K and documents subsequently filed by SB Financial with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and SB Financial undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made, except as required by law. All subsequent written and oral forward-looking statements attributable to SB Financial or any person acting on its behalf are qualified by these cautionary statements.

Non-GAAP Financial Measures

This press release contains financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (“GAAP”). Non-GAAP financial measures, specifically pre-tax, pre-provision income, tangible common equity, tangible assets, tangible book value per common share, tangible common equity to tangible assets, return on average tangible common equity, total interest income – FTE, net interest income – FTE and net interest margin – FTE are used by the Company’s management to measure the strength of its capital and analyze profitability, including its ability to generate earnings on tangible capital invested by its shareholders. In addition, the Company excludes the non-GAAP items of OMSR impairment and merger related costs from net income to report an adjusted net income level. Although management believes these non-GAAP measures are useful to investors by providing a greater understanding of its business, they should not be considered a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Investor Contact Information:

Mark A. Klein

Chairman, President and

Chief Executive Officer

Mark.Klein@YourStateBank.com

Anthony V. Cosentino

Executive Vice President and

Chief Financial Officer

Tony.Cosentino@YourStateBank.com

###

SB FINANCIAL GROUP, INC.

CONSOLIDATED BALANCE SHEETS - (Unaudited)

	September	June	March	December	September
($ in thousands)	2021	2021	2021	2020	2020

ASSETS
Cash and due from banks	$138,015	$154,993	$206,036	$140,690	$94,641
Interest bearing time deposits	2,651	2,906	3,562	5,823	8,956
Available-for-sale securities	248,815	211,756	177,918	149,406	130,315
Loans held for sale	10,335	8,731	8,689	7,234	13,943
Loans, net of unearned income	846,548	850,513	848,176	872,723	885,850
Allowance for loan losses	(13,812)	(13,306)	(13,326)	(12,574)	(11,793)
Premises and equipment, net	23,874	24,343	23,233	23,557	23,785
Federal Reserve and FHLB Stock, at cost	5,303	5,303	5,303	5,303	5,303
Foreclosed assets held for sale, net	1,601	1,603	43	23	76
Interest receivable	2,954	3,000	3,371	3,799	4,159
Goodwill	22,091	22,091	22,091	22,091	22,091
Cash value of life insurance	17,795	17,721	17,651	17,530	17,453
Mortgage servicing rights	11,194	10,678	10,490	7,759	8,535
Other assets	12,361	12,175	12,630	14,475	14,927
Total assets	$1,329,725	$1,312,507	$1,325,867	$1,257,839	$1,218,241

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits
Non interest bearing demand	$258,857	$240,572	$273,026	$251,649	$225,003
Interest bearing demand	189,130	187,023	191,593	176,785	164,248
Savings	246,414	235,231	218,260	174,864	169,474
Money market	258,741	255,512	249,088	216,164	204,862
Time deposits	158,518	172,696	188,229	229,549	250,428
Total deposits	1,111,660	1,091,034	1,120,196	1,049,011	1,014,015

Short-term borrowings	20,771	25,096	24,321	20,189	20,710
Federal Home Loan Bank advances	5,500	5,500	8,000	8,000	8,000
Trust preferred securities	10,310	10,310	10,310	10,310	10,310
Subordinated debt net of issuance costs	19,534	19,522	-	-	-
Interest payable	576	417	489	616	946
Other liabilities	17,082	16,611	18,585	26,790	22,913
Total liabilities	1,185,433	1,168,490	1,181,901	1,114,916	1,076,894

Shareholders’ Equity
Common stock	54,463	54,463	54,463	54,463	54,463
Additional paid-in capital	14,875	14,906	14,755	14,845	14,782
Retained earnings	97,183	93,851	90,883	84,578	80,012
Accumulated other comprehensive income (loss)	(699)	499	(457)	2,210	2,221
Treasury stock	(21,530)	(19,702)	(15,678)	(13,173)	(10,131)
Total shareholders’ equity	144,292	144,017	143,966	142,923	141,347

Total liabilities and shareholders’ equity	$1,329,725	$1,312,507	$1,325,867	$1,257,839	$1,218,241

SB FINANCIAL GROUP, INC.

CONSOLIDATED STATEMENTS OF INCOME - (Unaudited)

($ in thousands, except per share & ratios)	At and for the Three Months Ended					Nine Months Ended
	September	June	March	December	September	September	September
	2021	2021	2021	2020	2020	2021	2020
Interest income
Loans
Taxable	$9,948	$9,196	$9,926	$9,816	$10,179	$29,070	$29,919
Tax exempt	52	47	48	54	47	147	185
Securities
Taxable	939	835	643	632	494	2,417	1,696
Tax exempt	94	85	88	87	87	267	246
Total interest income	11,033	10,163	10,705	10,589	10,807	31,901	32,046

Interest expense
Deposits	709	818	962	1,218	1,423	2,489	4,852
Repurchase agreements & other	12	12	11	10	12	35	60
Federal Home Loan Bank advances	40	51	56	58	59	147	251
Trust preferred securities	49	50	51	52	54	150	204
Subordinated debt	199	75	-	-	-	274	-
Total interest expense	1,009	1,006	1,080	1,338	1,548	3,095	5,367

Net interest income	10,024	9,157	9,625	9,251	9,259	28,806	26,679

Provision for loan losses	300	-	750	800	1,800	1,050	3,700

Net interest income after provision for loan losses	9,724	9,157	8,875	8,451	7,459	27,756	22,979

Noninterest income
Wealth management fees	959	955	912	863	839	2,826	2,382
Customer service fees	812	820	758	728	730	2,390	2,079
Gain on sale of mtg. loans & OMSR	3,947	4,255	5,859	7,197	8,085	14,061	18,153
Mortgage loan servicing fees, net	155	(217)	2,378	(1,037)	(169)	2,316	(4,101)
Gain on sale of non-mortgage loans	52	45	17	123	119	114	330
Title insurance revenue	508	532	521	522	517	1,561	1,391
Gain (loss) on sale of assets	1	2	(2)	181	(52)	1	(178)
Other	215	145	479	325	349	839	1,138
Total noninterest income	6,649	6,537	10,922	8,902	10,418	24,108	21,194

Noninterest expense
Salaries and employee benefits	6,689	6,881	6,620	6,556	6,995	20,190	18,841
Net occupancy expense	714	748	740	782	736	2,202	2,109
Equipment expense	872	778	732	818	888	2,382	2,368
Data processing fees	671	653	534	633	586	1,858	2,422
Professional fees	817	574	764	631	695	2,155	2,676
Marketing expense	201	220	135	172	137	556	486
Telephone and communication expense	140	139	154	156	142	433	379
Postage and delivery expense	100	97	111	108	96	308	307
State, local and other taxes	286	278	323	299	331	887	847
Employee expense	186	161	153	103	155	500	432
Other expenses	580	547	643	426	574	1,770	1,536
Total noninterest expense	11,256	11,076	10,909	10,684	11,335	33,241	32,403

Income before income tax expense	5,117	4,618	8,888	6,669	6,542	18,623	11,770
Income tax expense	1,014	857	1,807	1,311	1,292	3,678	2,184

Net income	$4,103	$3,761	$7,081	$5,358	$5,250	$14,945	$9,586

Common share data:
Basic earnings per common share	$0.59	$0.53	$0.97	$0.71	$0.69	$2.09	$1.25
Diluted earnings per common share	$0.58	$0.52	$0.97	$0.71	$0.69	$2.08	$1.25

Average shares outstanding (in thousands):
Basic:	6,966	7,148	7,317	7,487	7,607	7,142	7,700
Diluted:	7,017	7,200	7,335	7,487	7,607	7,167	7,700

SB FINANCIAL GROUP, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS - (Unaudited)

($ in thousands, except per share & ratios)	At and for the Three Months Ended					Nine Months Ended
	September	June	March	December	September	September	September
SUMMARY OF OPERATIONS	2021	2021	2021	2020	2020	2021	2020

Net interest income	$10,024	$9,157	$9,625	$9,251	$9,259	$28,806	$26,679
Tax-equivalent adjustment	39	35	36	37	36	110	115
Tax-equivalent net interest income	10,063	9,192	9,661	9,288	9,295	28,916	26,794
Provision for loan loss	300	-	750	800	1,800	1,050	3,700
Noninterest income	6,649	6,537	10,922	8,902	10,418	24,108	21,194
Total operating revenue	16,673	15,694	20,547	18,153	19,677	52,914	47,873
Noninterest expense	11,256	11,076	10,909	10,684	11,335	33,241	32,403
Pre-tax pre-provision income	5,417	4,618	9,638	7,469	8,342	19,673	15,470
Pretax income	5,117	4,618	8,888	6,669	6,542	18,623	11,770
Net income	4,103	3,761	7,081	5,358	5,250	14,945	9,586

PER SHARE INFORMATION:
Basic earnings per share (EPS)	0.59	0.53	0.97	0.71	0.69	2.09	1.25
Diluted earnings per share	0.58	0.52	0.97	0.71	0.69	2.08	1.25
Common dividends	0.110	0.110	0.105	0.105	0.100	0.325	0.295
Book value per common share	20.83	20.50	19.88	19.39	18.73	20.83	18.73
Tangible book value per common share (TBV)	17.55	17.27	16.74	16.30	15.72	17.55	15.72
Market price per common share	18.18	18.50	18.26	18.28	13.49	18.18	13.49
Market price to TBV	103.6%	107.2%	109.1%	112.1%	85.8%	103.6%	85.8%
Market price to trailing 12 month EPS	6.5	6.4	6.4	9.3	8.0	6.5	8.0

PERFORMANCE RATIOS:
Return on average assets (ROAA)	1.23%	1.13%	2.21%	1.73%	1.73%	1.51%	1.12%
Pre-tax pre-provision ROAA	1.63%	1.39%	3.01%	2.41%	2.74%	2.12%	1.81%
Return on average equity	11.35%	10.42%	19.78%	15.05%	15.01%	13.84%	9.74%
Return on average tangible equity	13.47%	12.37%	23.52%	17.91%	17.93%	16.43%	11.48%
Efficiency ratio	67.40%	70.46%	53.01%	58.76%	57.48%	62.72%	67.63%
Earning asset yield	3.52%	3.25%	3.56%	3.66%	3.96%	3.44%	4.08%
Cost of interest bearing liabilities	0.44%	0.44%	0.50%	0.64%	0.75%	0.46%	0.91%
Net interest margin	3.20%	2.93%	3.20%	3.20%	3.39%	3.11%	3.39%
Tax equivalent effect	0.01%	0.01%	0.01%	0.01%	0.02%	0.01%	0.02%
Net interest margin, tax equivalent	3.21%	2.94%	3.21%	3.21%	3.41%	3.12%	3.41%
Non interest income/Average assets	1.99%	1.97%	3.41%	2.87%	3.42%	2.44%	2.48%
Non interest expense/Average assets	3.38%	3.33%	3.40%	3.45%	3.73%	3.37%	3.79%
Net noninterest expense/Average assets	-1.38%	-1.37%	0.00%	-0.58%	-0.31%	-0.93%	-1.31%

ASSET QUALITY RATIOS:
Gross charge-offs	24	26	52	57	32	102	686
Recoveries	230	6	54	39	11	290	24
Net charge-offs	(206)	20	(2)	18	21	(188)	662
Nonaccruing loans/Total loans	0.38%	0.43%	0.66%	0.74%	0.72%	0.38%	0.72%
Nonperforming loans/Total loans	0.47%	0.51%	0.76%	0.83%	0.81%	0.47%	0.81%
Nonperforming assets/Loans & OREO	0.66%	0.70%	0.76%	0.83%	0.82%	0.66%	0.82%
Nonperforming assets/Total assets	0.42%	0.46%	0.49%	0.58%	0.60%	0.42%	0.60%
Allowance for loan loss/Nonperforming loans	345.91%	304.28%	207.28%	173.77%	163.84%	345.91%	163.84%
Allowance for loan loss/Total loans	1.63%	1.56%	1.57%	1.44%	1.33%	1.63%	1.33%
Net loan charge-offs/Average loans (ann.)	(0.10%)	0.01%	(0.00%)	0.01%	0.01%	(0.03%)	0.10%
Loan loss provision/Net charge-offs	(145.63%)	0.00%	(37500.00%)	4444.44%	8571.43%	(558.51%)	558.91%

CAPITAL & LIQUIDITY RATIOS:
Loans/ Deposits	76.15%	77.95%	75.72%	83.19%	87.36%	76.15%	87.36%
Equity/ Assets	10.85%	10.97%	10.86%	11.36%	11.60%	10.85%	11.60%
Tangible equity/Tangible assets	9.30%	9.41%	9.30%	9.73%	9.92%	9.30%	9.92%
Common equity tier 1 ratio (Bank)	13.23%	13.11%	13.08%	12.91%	12.71%	13.23%	12.71%

END OF PERIOD BALANCES
Total assets	1,329,725	1,312,507	1,325,867	1,257,839	1,218,241	1,329,725	1,218,241
Total loans	846,548	850,513	848,176	872,723	885,850	846,548	885,850
Deposits	1,111,660	1,091,034	1,120,196	1,049,011	1,014,015	1,111,660	1,014,015
Stockholders equity	144,292	144,017	143,966	142,923	141,347	144,292	141,347
Goodwill and intangibles	22,692	22,710	22,728	22,745	22,813	22,692	22,813
Tangible equity	121,600	121,307	121,238	120,178	118,534	121,600	118,534
Mortgage servicing portfolio	1,341,439	1,323,804	1,304,097	1,299,698	1,293,037	1,341,439	1,293,037
Wealth/Brokerage assets under care	588,319	600,904	576,503	558,409	522,360	588,319	522,360
Total assets under care	3,259,483	3,237,215	3,206,467	3,115,946	3,033,638	3,259,483	3,033,638
Full-time equivalent employees	264	256	246	244	251	264	251
Period end common shares outstanding	6,927	7,026	7,242	7,372	7,545	6,927	7,545
Market capitalization (all)	125,935	129,984	132,239	134,760	101,782	125,935	101,782

AVERAGE BALANCES
Total assets	1,333,369	1,329,348	1,281,635	1,238,790	1,216,843	1,315,521	1,141,008
Total earning assets	1,253,722	1,251,213	1,203,284	1,156,718	1,090,386	1,236,227	1,047,846
Total loans	856,486	853,794	862,898	893,244	907,483	857,703	879,536
Deposits	1,109,491	1,115,186	1,073,641	1,031,649	1,007,679	1,099,892	936,805
Stockholders equity	144,565	144,315	143,167	142,418	139,908	144,020	131,156
Goodwill and intangibles	22,701	22,718	22,736	22,754	22,787	22,718	19,813
Tangible equity	121,864	121,597	120,431	119,664	117,121	121,302	111,343
Average basic shares outstanding	6,966	7,148	7,317	7,487	7,607	7,142	7,700
Average diluted shares outstanding	7,017	7,200	7,335	7,487	7,607	7,167	7,700

SB FINANCIAL GROUP, INC.

Rate Volume Analysis - (Unaudited)

At and for the Three and Nine Months Ended September 30, 2021 and 2020

($ in thousands)	Three Months Ended Sep. 30, 2021			Three Months Ended Sep. 30, 2020
	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate

Assets
Taxable securities/cash	$388,800	$939	0.97%	$176,821	$494	1.12%
Nontaxable securities	8,436	94	4.46%	6,082	87	5.72%
Loans, net	856,486	10,000	4.67%	907,483	10,226	4.51%
Total earning assets	1,253,722	11,033	3.52%	1,090,386	10,807	3.96%
Cash and due from banks	6,975			53,532
Allowance for loan losses	(13,475)			(10,448)
Premises and equipment	25,820			23,968
Other assets	60,327			59,405
Total assets	$1,333,369			$1,216,843

Liabilities
Savings, MMDA and interest bearing demand	$695,801	$441	0.25%	$531,913	$690	0.52%
Time deposits	164,432	268	0.65%	254,381	733	1.15%
Repurchase agreements & other	24,672	12	0.19%	23,811	12	0.20%
Advances from Federal Home Loan Bank	5,500	40	2.91%	8,272	59	2.85%
Trust preferred securities	10,310	49	1.90%	10,310	54	2.10%
Subordinated debt	19,528	199	4.08%	-	-	0.00%
Total interest bearing liabilities	920,243	1,009	0.44%	828,687	1,548	0.75%
Non interest bearing demand	249,258	-		221,385	-
Total funding	1,169,501		0.35%	1,050,072		0.59%
Other liabilities	19,303			26,863
Total liabilities	1,188,804			1,076,935
Equity	144,565			139,908

Total liabilities and equity	$1,333,369			$1,216,843

Net interest income		$10,024			$9,259

Net interest income as a percent of average interest-earning assets - GAAP measure			3.20%			3.40%

Net interest income as a percent of average interest-earning assets - non GAAP - Computed on a fully tax equivalent (FTE) basis			3.21%			3.41%

	Nine Months Ended Sep. 30, 2021			Nine Months Ended Sep. 30, 2020
	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate

Assets
Taxable securities/cash	$370,743	$2,417	0.87%	$161,947	$1,696	1.40%
Nontaxable securities	7,781	267	4.58%	6,363	246	5.15%
Loans, net	857,703	29,217	4.54%	879,536	30,104	4.56%
Total earning assets	1,236,227	31,901	3.44%	1,047,846	32,046	4.08%
Cash and due from banks	7,554			28,040
Allowance for loan losses	(13,297)			(9,560)
Premises and equipment	24,442			23,855
Other assets	60,595			50,827
Total assets	$1,315,521			$1,141,008

Liabilities
Savings, MMDA and interest bearing demand	$661,433	$1,413	0.28%	$483,156	$2,550	0.70%
Time deposits	184,668	1,076	0.78%	253,398	2,302	1.21%
Repurchase agreements & Other	24,139	35	0.19%	21,856	60	0.37%
Advances from Federal Home Loan Bank	6,846	147	2.86%	16,263	251	2.06%
Trust preferred securities	10,310	150	1.94%	10,310	204	2.64%
Subordinated debt	9,811	274	3.72%	-	-	0.00%
Total interest bearing liabilities	897,207	3,095	0.46%	784,983	5,367	0.91%
Non interest bearing demand	253,791		0.36%	200,251		0.73%
Total funding	1,150,998			985,234
Other liabilities	20,503			24,618
Total liabilities	1,171,501			1,009,852
Equity	144,020			131,156

Total liabilities and equity	$1,315,521			$1,141,008

Net interest income		$28,806			$26,679

Net interest income as a percent of average interest-earning assets - GAAP measure			3.11%			3.39%

Net interest income as a percent of average interest-earning assets - non GAAP - Computed on a fully tax equivalent (FTE) basis			3.12%			3.41%

	Three Months Ended		Nine Months Ended
Non-GAAP reconciliation ($ in thousands, except per share & ratios)	Sep. 30, 2021	Sep. 30, 2020	Sep. 30, 2021	Sep. 30, 2020

Total Operating Revenue	$16,673	$19,677	$52,914	$47,873
Adjustment to (deduct)/add OMSR recapture/impairment*	(248)	(326)	(2,854)	2,974
Adjusted Total Operating Revenue	16,425	19,351	50,060	50,847

Total Operating Expense	$11,256	$11,335	$33,241	$32,403
Adjustment for merger expenses**	-	-	-	(1,241)
Adjusted Total Operating Expense	11,256	11,335	33,241	31,162

Income before Income Taxes	5,117	6,542	18,623	11,770
Adjustment for OMSR & merger expenses	(248)	(326)	(2,854)	4,215
Adjusted Income before Income Taxes	4,869	6,216	15,769	15,985

Provision for Income Taxes	1,014	1,292	3,678	2,184
Adjustment for OMSR & merger expenses***	(52)	(68)	(599)	885
Adjusted Provision for Income Taxes	962	1,224	3,079	3,070

Net Income	4,103	5,250	14,945	9,586
Adjustment for OMSR & merger expenses	(196)	(258)	(2,255)	3,330
Adjusted Net Income	3,907	4,992	12,690	12,917

Diluted Earnings per Share	0.58	0.69	2.08	1.25
Adjustment for OMSR & merger expenses	(0.03)	(0.04)	(0.31)	0.42
Adjusted Diluted Earnings per Share	$0.56	$0.65	$1.77	$1.67

Return on Average Assets	1.23%	1.73%	1.51%	1.12%
Adjustment for OMSR & merger expenses	-0.06%	-0.08%	-0.17%	0.29%
Adjusted Return on Average Assets	1.17%	1.64%	1.34%	1.41%

*	valuation adjustment to the Company’s mortgage servicing rights

**	transaction costs related to the Edon acquisition

***	tax effect is calculated using a 21% statutory federal corporate income tax rate